HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042                                                   HV-6775 – PremierSolutions Cornerstone (Series II)

333-151805                                           HV-6777 – Hartford 403(b) Cornerstone Innovations

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Supplement dated May 25, 2018 to your Prospectus

FUND NAME CHANGE

Effective on or about July 2, 2018, the following name changes will be made to your Prospectus:

Current Name	New Name

Deutsche Capital Growth Fund - Class A	DWS Capital Growth Fund - Class A
Deutsche International Growth Fund – Class A	DWS International Growth Fund – Class A

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.